UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: September 7, 2005
(Date of earliest event reported)
UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)
(847) 700-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
     On September 7, 2005, UAL Corporation (“UAL”) and twenty-seven of its U.S.-based subsidiaries, including United Air Lines, Inc. (collectively, the “Debtors”), filed with the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”): (a) Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the “Plan”) and (b) a related Disclosure Statement (the “Disclosure Statement”). A copy of a press release announcing the filing of the Plan and the Disclosure Statement, and copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.
     The Disclosure Statement contains certain projections (the “Projections”) of financial performance for fiscal years 2005 through 2010. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations. UAL has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors’ reorganization proceedings. UAL urges stakeholders to refer to the limitations and qualifications included in the Disclosure Statement with respect to the Projections, including without limitation those set forth under the captions “Statutory Requirements for Confirmation of the Plan — Best Interests of Creditors Test/Liquidation Analysis and Valuation Analysis,” “Statutory Requirements for Confirmation of the Plan— Financial Feasibility,” “Certain Factors to be Considered Prior to Voting — Factors Affecting the Value of the Securities to be Issued Under the Plan,” “Appendix B — Liquidation Analysis,” “Appendix C — Valuation Analysis” and “Appendix D — Projections.” All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.
     Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.
ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated September 7, 2005

99.2	Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.3	Disclosure Statement for Reorganizing Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 7, 2005

UAL CORPORATION
By:	/s/ Frederic F. Brace
Name:	Frederic F. Brace
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated September 7, 2005

99.2*	Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.3*	Disclosure Statement for Reorganizing Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

*	Filed herewith electronically.